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                                                                    EXHIBIT 23.2



                       CONSENT OF INDEPENDENT ACCOUNTANTS




We hereby consent to the incorporation by reference in this Registration Statement on Form S-8 of our report dated January 25, 1995 appearing on page 33 of Union Texas Petroleum Holdings, Inc.'s Annual Report on Form 10-K for the year ended December 31, 1994.




Price Waterhouse LLP

Houston, Texas
May 10, 1995